Prospectus supplement dated June 25, 2020
to the following prospectus(es):
INVESCO PCVUL prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Effective July 13, 2020, the following underlying mutual fund is no longer available to receive transfers or new premium payments. The underlying mutual fund is removed from the bulleted list on the cover of the prospectus and Appendix A: Sub-Account Information:
•	Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I
Accordingly, Appendix A: Sub-Account Information is amended to add the following:
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I
This Sub-Account is no longer available to receive transfers or new premium payments effective July 13, 2020
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity. The Fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share.
PRO-4804
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